SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report — April 24, 2003

Sun Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

155 North 15th Street Lewisburg, Pennsylvania		17837
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number (Including Area Code)  (570) 523-4330

N/A
(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

                Not Applicable

Item 2.    Acquisition or Disposition of Assets.

                Not Applicable

Item 3.    Bankruptcy or Receivership.

                Not Applicable

Item 4.    Changes in Registrant’s Certifying Accountant.

                Not Applicable.

Item 5.    Other Events.

Registrant files this Current Report on Form 8-K to submit a copy of Registrant’s Press Release, dated April 24, 2003, regarding the entering into a definitive agreement for the Registrant to acquire Sentry Trust Company.

Item 6.    Resignations of Registrant’s Directors.

                Not Applicable.

Item 7.    Financial Statements and Exhibits.

                Exhibits:

99            Press Release of Registrant, Sun Bancorp, Inc., dated April 24, 2003, regarding entering into a definitive agreement for the Registrant to acquire Sentry Trust Company

Item 8.    Change in Fiscal Year.

                Not Applicable.

Item 9.    Regulation FD Disclosure.

                Not Applicable.

Item 10.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                Not Applicable.

Item 11.       Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

                Not Applicable.

Item 12.  Results of Operations and Financial Condition.

                Not Applicable

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: April 24, 2003	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)

Dated: April 24, 2003	/s/ Wilmer D. Leinbach
Wilmer D. Leinbach
Exec. VP & Chief Financial Officer
(Principal Financial Officer)